UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2010

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The information contained under Item 2.02 in this Current Report is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 1, 2010, Scientific Games Corporation (the “Company”) issued a press release (the “Press Release”) announcing results for the three months and year ended December 31, 2009.  The full text of the Press Release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 1, 2010.  The Press Release included incorrect amounts of after-tax charges that impacted the reported net loss in the three months and year ended December 31, 2009.  The Company is filing this Amendment No. 1 on Form 8-K/A for the purpose of correcting the information with respect to such after-tax charges.  Except as set forth below, the information set forth in the Press Release is correct.

The second and third sentences of the Press Release should read as follows:

“The Company reported a net loss of $50.1 million in the fourth quarter, after giving effect to charges totaling $60.4 million on an after-tax basis related to the non-cash impairment of certain Lottery Systems contracts and the adjustments made to EBITDA to arrive at adjusted EBITDA for the period that are identified in the schedule accompanying this press release.  For the full year, the Company reported a net loss of $39.9 million, after giving effect to charges on an after-tax basis totaling $78.5 million related to the foregoing impairment charges and the adjustments made to EBITDA to arrive at adjusted EBITDA for the period that are identified in such schedule.”

The version of the Press Release that has been posted to the Company’s website has been updated to reflect this correction.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated March 1, 2010 (previously furnished).

99.2	Earnings Call Presentation (previously furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Vice President and Chief Financial Officer

Date:  March 3, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated March 1, 2010 (previously furnished).

99.2	Earnings Call Presentation (previously furnished).